UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October  30, 2008

TEXAS PACIFIC LAND TRUST
(Exact Name of Registrant as Specified in its Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	1-737 (Commission File Number)	75-0279735 (IRS Employer Identification Number)

1700 Pacific Avenue, Suite 2770, Dallas, Texas 75201
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:  214-969-5530

1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results Of Operations And Financial Condition.

Texas Pacific Land Trust (the “Trust”) hereby incorporates by reference the contents of a Report of Operations — Unaudited, announcing certain of its financial results for the three month and nine month periods ended September 30, 2008, which was released to the press on October 30, 2008.  A copy of the report of operations is furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Report of Operations - Unaudited of Texas Pacific Land Trust for the Three Month and Nine Month Periods Ended September 30, 2008 and 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST
Date: October 30, 2008	By:	/s/ Roy Thomas
Roy Thomas
General Agent and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Report of Operations - Unaudited of Texas Pacific Land Trust for the Three Month and Nine Month Periods Ended September 30, 2008 and 2007.